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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    JANUARY 9, 2003


                             PARTY CITY CORPORATION
             (Exact name of registrant as specified in its chapter)

        DELAWARE                  0-27826                     22-3033692

(State or other jurisdiction  (Commission File     (IRS Employer Identification
       of incorporation)            Number)                     No.)


   400 COMMONS WAY, ROCKAWAY, NJ                                 07866

(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code   (973) 983-0888







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                                        3

ITEM 5.  OTHER EVENTS.

     On January 10, 2003, Party City Corporation ("Party City" or the "Company") announced that it had replaced its existing revolving credit facility with a new revolving credit facility with Wells Fargo Retail Finance, LLC ("WFRF"), as the arranger, collateral agent and administrative agent, and Fleet Retail Finance, Inc. ("Fleet"), as the documentation agent.

     Under the terms of the Loan and Security Agreement (the "Loan Agreement") which the Company entered into with WFRF and Fleet, the Company may from time to time borrow amounts based on a percentage of its eligible inventory and credit card receivables, up to a maximum of $65 million at any time outstanding (subject to certain borrowing conditions and customary sublimits, reserves and other limitations). Advances will bear interest, at the Company's option, (i) at the adjusted Eurodollar rate plus the applicable margin, which will initially be 1.50% per annum (subject, from and after March 29, 2003, to possible reduction to 1.25% per annum or increase to 1.75% per annum based on the Company's excess availability) or (ii) at the rate of 0.25% per annum below the prime rate. The term of the Loan Agreement is three years, and the credit facility is secured by a lien on substantially all of the Company's assets. The foregoing description is qualified in its entirety by reference to the Loan and Security Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     The Company will use initial amounts borrowed under the Loan Agreement (i) to pay off all amounts owing under the current credit facility, (ii) to pay fees and expenses in connection with entering into the Loan Agreement and (iii) for working capital purposes.

     A copy of the press release announcing the foregoing is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired:   None

(b)      Pro forma financial information:  None

(c)      Exhibits:

          10.1 Loan and Security Agreement, dated as of January 9, 2003, by and among Party City Corporation, as Borrower, the Lenders that are signatories thereto, as the Lenders, Wells Fargo Retail Finance, LLC, as the Arranger, Collateral Agent and Administrative Agent, and Fleet Retail Finance, Inc., as the Documentation Agent.

          99.1 Press Release issued by Party City Corporation on January 10,
               2003.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PARTY CITY CORPORATION


                                                 By:     /s/ Linda M. Siluk
                                                         -----------------------
                                                 Name:   Linda M. Siluk
                                                 Title:  Chief Financial Officer

Date:  January 10, 2003







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                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------

10.1 Loan and Security Agreement, dated as of January 9, 2003, by and among Party City Corporation, as Borrower, the Lenders that are signatories thereto, as the Lenders, Wells Fargo Retail Finance, LLC, as the Arranger, Collateral Agent and Administrative Agent, and Fleet Retail Finance, Inc., as the Documentation Agent

99.1      Press Release issued by Party City Corporation on January 10, 2003